UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 4, 2005

                          Republic First Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-17007                 23-2486815
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File No.)      I.R.S. Employer
incorporation or organization)                              Identification No.)


      1608 Walnut Street, Suite 1000, Philadelphia, PA             19103
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          (Address of principal executive offices)              (Zip Code)

                                 (215)-735-4422
        ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
        ----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01 Changes in Registrant's Certifying Accountant

         On April 4, 2005, Republic First Bancorp, Inc. ("Republic") dismissed its independent accountants, Grant Thornton LLP ("Grant") and appointed Beard Miller Company LLP ("Beard") as its new independent accountants, each effective immediately. The decisions to dismiss Grant and to engage Beard were approved by Republic's Audit Committee. The Audit Committee's decisions were based upon a response to a competitive bid requested by Republic. The reports on Republic's financial statements from Grant for the past two years have not contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles. There have been no disagreements with Grant on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure during the two most recent fiscal years, or any subsequent interim period through the date of dismissal, which, if not resolved to the satisfaction of Grant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During such time period there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         Republic provided Grant with a copy of the disclosures it is making in this report in response to Item 304(a) of Regulation S-K, and requested that Grant furnish Republic with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Republic in response to Item 304(a) and, if not, stating the respects in which is does not agree. A copy of Grant's letter is attached to this Form 8-K as Exhibit 16.1.

         During the years ended December 31, 2004 and 2003 and the subsequent interim period through the date of this Form 8-K, neither Republic nor anyone on its behalf consulted Beard on any of the matters or reportable events listed in
Item 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

         (c) Exhibits

             16.1 Letter regarding change in certifying accountant from Grant Thornton LLP.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REPUBLIC FIRST BANCORP, INC.


Dated: April 5, 2005                      ------------------------------
                                          Name: Paul Frenkiel
                                          Title: Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                   Description

16.1                Letter regarding change in certifying accountant from Grant
                    Thornton LLP.



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